MANAGED ACCOUNT SERIES
BlackRock U.S. Mortgage Portfolio
Investor A, Investor C and Institutional Shares
(the “Fund”)

Supplement dated June 1, 2015 to the Summary Prospectus dated August 28, 2014

Effective immediately, BlackRock Advisors, LLC (“BlackRock”) has agreed to reduce the management fee payable by the Fund to BlackRock, the Fund’s investment manager, and has agreed to reduce existing contractual expense caps for Investor A and Investor C Shares and implement a contractual expense cap for Institutional Shares of the Fund. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s total annual fund operating expenses, excluding certain expenses described in the Prospectus, exceed a certain limit. Accordingly, the Fund’s Prospectus is amended as follows:

The fee table and example under the section of the Summary Prospectus entitled “Key Facts About BlackRock U.S. Mortgage Portfolio — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) and its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 20 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-70 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as percentage
of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.34%	0.38%	0.23%
Interest Expense	0.01%	0.01%	0.01%
Miscellaneous Other Expenses	0.33%	0.37%	0.22%
Total Annual Fund Operating Expenses	0.99%	1.78%	0.63%
Fee Waivers and/or Expense Reimbursements[3]	(0.18)%	(0.22)%	(0.12)%
Total Annual Fund Operating Expenses After
Fee Waivers and/or Expense Reimbursements[3]	0.81%	1.56%	0.51%

1    A contingent deferred sales charge (“CDSC”) of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

2    There is no CDSC on Investor C Shares after one year.

3    As described in the “Management of the Fund” section on page 34, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.80% (for Investor A Shares), 1.55% (for Investor C Shares) and 0.50% (for Institutional Shares) of average daily net assets until September 1, 2016. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$479	$685	$908	$1,549
Investor C Shares	$259	$539	$944	$2,076
Institutional Shares	$ 52	$190	$339	$ 775

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$159	$539	$944	$2,076

Shareholders should retain this Supplement for future reference.

SPRO-MAS-U-0615SUP